UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 4, 2014

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KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2014, the Board of Directors (the “Board”) of Knight Transportation, Inc., an Arizona corporation (the “Company”) approved David A. Jackson, 38, succeeding Kevin P. Knight as Chief Executive Officer of the Company, and becoming a member of the Board as a Class III director, effective January 1, 2015.  Mr. Jackson will also continue to serve as the Company’s President.  Mr. Knight will remain as Chairman of the Board and as a full-time executive officer of the Company.

Mr. Jackson has served as the Company’s President since February 2011, and previously served as Chief Financial Officer from January 2004 until May 2012 and in various other capacities since joining the Company in 2000.  Mr. Jackson’s long history with the Company and his position as President and Chief Executive Officer of the Company qualify Mr. Jackson to serve as a member of the Board.

There is no arrangement or understanding between Mr. Jackson and any other person pursuant to which Mr. Jackson was appointed Chief Executive Officer of the Company or a member of the Board.  Mr. Jackson does not have any familial relationships requiring disclosure under Item 401(d) of Regulation S-K.  There are no transactions in which Mr. Jackson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On November 5, 2014, the Company issued a press release regarding the changes to its management team.  A copy of the November 5, 2014, press release, as revised to correct an error in the italicized paragraph at the end of the press release, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Knight Transportation, Inc. press release, dated November 5, 2014 (corrected version)

The information contained in Item 9.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 9.01 hereof and Exhibit 99.1 hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: November 5, 2014	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Knight Transportation, Inc. press release, dated November 5, 2014 (corrected version)